UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2023

MOBIQUITY TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York	001-41117	11-3427886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

35 Torrington Lane Shoreham, New York	11786
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 246-9422

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Common Stock, $0.0001 par value per share; Common Stock Purchase Warrants.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In our Form 10-k filed on March 31, 2023, we announced that Peter Zurkow resigned from the Board as planned for personal reasons. On April 4, 2023 our Board elected Byron Booker as an independent director to fill the vacancy resulting from Mr. Zurkow’s resignation and to serve as a member of the Company’s Audit Committee, Nominating Committee and Executive Compensation Committee. Byron Booker, age 49, is the CEO of Lookhu Inc., a multi-channel streaming platform which he founded in 2014. He is a seasoned entrepreneur in the entertainment industry with extensive experience in live streaming, content licensing, video production, and music production, having secured deals with Sony ATV and Universal Music Group, in addition to working with renowned artists such as Chris Brown, Rihanna, P Diddy and Pit Bull. Mr. Booker's most recent work includes the executive production of the visual album titled "Raydemption," featuring celebrities such as Ray J, Princess Love, FloRida, Brandy, and Snoop Dogg. He has also produced successful films and live events alongside social media influencers Vitaly, Tim Delghetto, Tonio Skitz, and Kinsey Wolanski, featuring movie icons Danny Trejo and Tiny Lister, including the all-time record for any event at the South by Southwest film festival in 2013 with over 300,000 concurrent streams. He is also chairman of the Recording Artists Guild, an association of over 12,000 recording artists worldwide, which he founded in 2009. Mr. Booker received a bachelor’s degree in business studies from Dallas Baptist University. Mr. Booker has been granted under the Company’s stock option plan five year vested non-statutory options to purchase 25,000 common shares at an exercise price of $.22 per share exercisable at any time after the date of grant. He will also receive the same cash consideration per month that is paid to other Board members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 5, 2023	MOBIQUITY TECHNOLOGIES, INC.

By: /s/ Dean L. Julia
Dean L. Julia, Chief Executive Officer

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